       ------------------------------------------------------------------

   DIRECTORS                             OFFICERS
   Barton M. Biggs                       James W. Grisham
   CHAIRMAN OF THE BOARD                 VICE PRESIDENT
     Chairman and Director, Morgan       Michael F. Klein
     Stanley Asset Management Inc. and   VICE PRESIDENT
     Morgan Stanley Asset Management     Harold J. Schaaff, Jr.
     Limited; Managing Director,         VICE PRESIDENT
     Morgan Stanley & Co.                Joseph P. Stadler
     Incorporated; Director, Morgan      VICE PRESIDENT
     Stanley Group Inc.                  Valerie Y. Lewis
   Warren J. Olsen                       SECRETARY
   DIRECTOR AND PRESIDENT                Karl O. Hartmann
     Principal, Morgan Stanley Asset     ASSISTANT SECRETARY
     Management Inc. and Morgan          James R. Rooney
     Stanley & Co. Incorporated          TREASURER
   John D. Barrett II                    Joanna M. Haigney
   Chairman and Director,                ASSISTANT TREASURER
   Barrett Associates, Inc.
   Gerard E. Jones
   Partner, Richards & O'Neil LLP
   Andrew McNally IV
   Chairman and Chief Executive
   Officer, Rand McNally
   Samuel T. Reeves
   Chairman of the Board and CEO,
   Pinacle L.L.C.
   Fergus Reid
   Chairman and Chief Executive
   Officer, LumeLite Corporation
   Frederick O. Robertshaw
   Of Counsel, Bryan, Cave LLP

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the three months ended March 31, 1997, the Portfolio had a total return of 4.48% for the Class A shares and 4.43% for the Class B shares as compared to a total return of -1.57% for the Morgan Stanley Capital International (MSCI) EAFE Index. The average annual total return for the one year and five year periods ended March 31, 1997 and for the period from inception on August 4, 1989 through March 31, 1997 were 18.51%, 17.59% and 12.20%, respectively, for the Class A shares as compared to 1.46%, 10.57% and 3.54%, respectively, for the Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                              ------------------------------------------------
                                                        AVERAGE      AVERAGE
                                                        ANNUAL       ANNUAL
                                             ONE         FIVE         SINCE
                                 YTD        YEAR         YEARS      INCEPTION
                              ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A..........       4.48%      18.51%       17.59%       12.20%
PORTFOLIO--CLASS B(3).......       4.43       18.17           NA        18.75
INDEX.......................      -1.57        1.46        10.57         3.54

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Outperformance in the first quarter was driven by stock selection in all major markets and the Portfolio's underweight position in the markets of the Far East which all exhibited poor returns led by Japan. Particularly strong portfolio returns were earned in France where laggard value stocks leapt to life as signs of a moderate domestic recovery began to appear. Despite the poor performance of the chemical stocks, the Portfolio's German exposure outperformed primarily due to the exceptional strength of Volkswagen.

The core markets of Europe, along with Scandinavia, were the strongest performers during the quarter as these capital intensive markets moved to discount the benefits of a weaker U.S. dollar. The U.K. in contrast was restrained by the strength of sterling.

Portfolio activity during the quarter was moderate with piecemeal reductions being made in cyclicals on strength such as SKF and SCA in Sweden and Valeo in France. Positions were built in certain U.K. stocks like Burmah Castrol whose earnings are being restrained by sterling strength, while new names in the Portfolio include the U.K. recovery situation Racal, the New Zealand brewer Lion Nathan and the pharmaceutical company Pharmacia Upjohn.

In recent weeks powerful evidence of an accelerating U.S. economy and upward pressures on wages have led to weakness in U.S. bonds. Evidence of an altogether more moderate recovery in Europe has also pushed bond yields meaningfully off their 1994 lows but confidence in corporate profits growth is such that the Continent's stock markets have been remarkably insouciant to this development. Currency, restructuring and the gradual development of corporate regard for shareholders all point to a relative resilience of stock markets to gently rising rates. This is not to say markets are cheap: they are not, and it is a fact that value stocks, whether they be Japanese blue chips or Danish banks, have done extraordinarily well against their local markets in recent quarters. There are no large seams of untapped value around the world and it is really a question of whether stocks move from full valuation to a fuller valuation as belief in the demise of economic cycles takes root. For stock markets to make significant progress from current levels the banishment of the economic cycle and the consequent increased sustainability of earnings is required. We would surmise that a big downward break in bond yields would only eventuate on economic weakness running counter to this thesis. In other words, stock markets are now dependent on earnings and multiple expansion, as a big fall in bond yields would be in an environment destructive of equity valuations. For just such a destructive environment one only has to look as far as Japan where derisorily low cash and bond yields are failing to stimulate a domestic economy beset by the duel threats of globalization and deregulation.

GERMANY

The MSCI Germany Index increased by 11.29% in U.S. dollar terms and by 20.48% in local currency terms in the first quarter of 1997. These returns make Germany the top performing EAFE equity market during this period. The top performing sectors were textile and media companies while the auto stocks continued their strong run. The poorest performing sector was alcoholic beverages with chemical and electricity stocks underperforming following strong runs last year. During the quarter we have benefited from our exposure to Volkswagen which continues its strong run while cutting our positions in chemicals and the utilities following strong performance.

In the German economy we are continuing to see a two tier recovery. The export sector continues to benefit from low interest rates and the continuing weakness of the deutsche mark. In the recent round of earnings announcements, the market has been surprised by the returns of companies including those in the chemical and auto sectors. Domestic growth, however, remains limited, hurt by the lack of consumer spending as a result of a squeeze on public sector wages and job insecurity as German industry continues to restructure. The construction sector has also been weak hurt again by poor winter weather. The lack of domestic growth is impacting tax revenues and means that it is unlikely that Germany will be able to reduce its budget deficit to below 3% of GDP in 1997. It could therefore fail to attain the fiscal criteria within the Maastricht Treaty.

FRANCE

During the first quarter of 1997, the MSCI France Index increased by 5.94% in U.S. dollar terms and by 14.7% in French franc terms. The electronic and electrical sector has continued its strong run in France with Alcatel Alsthom performing particularly well. Other strong areas included telecommunications and engineering stocks. Poorer performers included tobacco companies hurt by negative news from the U.S. and alcoholic beverages.

Like Germany, the French economy is benefiting from the weakness of their currency against the U.S. dollar. The market is expecting an increase in the export of goods and services of 5.67% in 1997 following a 3.2% increase in 1996. Domestic growth and in particular consumer spending remain weak however. In 1996 household consumption rose by 2.3% but this was boosted by auto purchases with incentives from the government. Without this support from the government these growth levels cannot be expected this year. A benefit to the economy has been the loose French monetary policy which has real short term interest rates falling to 1.5%, the lowest since 1982. In this environment, inflation continues to offer no concern and although there could be some pick up later in the year, rates should move to around 1.2% in the first quarter.

NETHERLANDS

In the first quarter of 1997 the MSCI Netherlands Index increased by 5.71% in U.S. dollar terms and by 14.63% in Dutch guilder terms. The top performing sectors included building materials and oil stocks while retailers finished the quarter strongly with KBB, the department store and specialty retailer, the top performing company in Holland in March. Media and telecommunications were the poorest performers.

Unlike Germany and France, the Dutch market is not just reliant on the export sector for growth and is showing a much more balanced growth performance. The market is expecting GDP growth of over 3% in 1997 with exports growing as much as 6%, both above the European average. The Dutch domestic economy has benefited from a loose monetary policy as well as a more competitive labor market to remain more competitive. Consumer spending has continued to provide broad support for economic growth helped by declining unemployment and continued consumer confidence. Meanwhile, there has been no need for the Dutch to tighten fiscal policy to meet the Maastricht criteria and continued economic strength could lead to a budget deficit of around just 2% in 1997.

SWITZERLAND

The MSCI Switzerland Index increased by 10.32% in U.S. dollar terms and by 18.36% in Swiss franc terms in the first quarter of 1997. These returns made Switzerland one of the top performing countries during the period. The sectors that performed well included the pharmaceutical stocks and the food retailer, while the electricity and electronics stocks did poorly.

In the final quarter of 1996, Swiss GDP stabilized following seven quarters of quarter on quarter declines. It appears unlikely that there will be any significant pick up in growth in 1997. The Swiss economy is benefiting from the rapid depreciation of the franc in recent months, as with other countries this is particularly helping the export sector as well as inventories. The domestic economy continues to struggle, however, with unemployment remaining a problem. The economy should benefit from the pick up in neighboring countries, however, the isolation of Switzerland from the European Union will make trading more difficult. There has also been some evidence of lower investment due to the lack of EU membership and the cost associated with manufacturing in Switzerland. In this environment, monetary conditions are looser in Switzerland than at any point in the 1990's and there is little reason for the SNB to increase interest rates.

ITALY

The MSCI Italy Index increased by 1.33% in U.S. dollar terms and by 11.18% in local currency terms during the first quarter of the year. The best performing sectors included telecoms and auto stocks while electricity and gas distribution have shown poor returns.

Since July 1996 the Italian authorities have reduced the discount rate by a total of 2.25%. Despite these reductions there has been little reaction from the economy with a growth rate of below 1% for 1996 and the market is expecting little more than this in 1997. The Bank of Italy has been able to cut rates due to the strength of the lira during this period, however, further cuts will be more difficult. The combination of weak economic activity and currency appreciation has continued to drive down inflation. From 2.6% at the beginning of the year, consumer price inflation fell to 2.2% in March, the lowest level since 1969. Weak economic activity and some technical factors, including the possible cut in electricity tariffs, should lead to even lower levels of inflation in coming months.

SPAIN

During the first quarter of 1996, the MSCI Spain Index declined by 1.32% in U.S. dollar terms but increased by 7.56% in local currency terms. Following a strong year in 1996, when Spain was the top performing EAFE market, the first quarter of 1997 has been slower than some other European markets. During the quarter, we have been reducing our exposure to Spain by selling down the electrical utilities and Telefonica, the telecommunications company, following strong performance.

Spanish GDP growth in 1996 was up 2.2%, one of the strongest in Europe. An important part of this recovery has been the pick up in agricultural output following the drought in 1995. GDP excluding agriculture, rose by just 1.4%. Since the beginning of last year, interest rates have fallen by 3.5% and following the 25 basis points drop in March are now at historically low levels. Following the drop in interest rates, private consumption has been strong. Falling unemployment and strong income growth suggest that growth rates should remain strong into 1997. The outlook for inflation also looks positive with the headline rate down to 2.5% from 3.2% at the beginning of the year, the lowest level since the 1960's. Inflation could drop even further in the second quarter but strong domestic demand could lead to an increase in the second half of the year.

JAPAN

Japan fumbled its way through another quarter with the MSCI Japan Index falling -11.87% in U.S. dollars and -5.93% in Japanese yen despite yet another fall in Japanese bond yields.

With the yen reinvigorating the export sector in real as well as stock market terms, the old bilateral trade problems are set to rear their ugly head again if recent Japanese car exports to the U.S. are anything to go by. Though Mr. Clinton's pragmatism and Mr. Rubin's urbanity will preclude any too public a flare-up, the Japanese authorities are well aware that they are in debt to the United States.

The deregulation of the non-life insurance industry is likely to be the first stage in a wholesale deregulation of the financial sector. At the same time the profligate spending of the electric utility sector is understood for the first time to be unsustainable with negative multiplier effects for a wide range of Japanese industries. Factors such as this do not augur well for domestic corporate profits which have remained stubbornly weak despite a full recovery in housing and a respectable pick up in domestic capital expenditure. Though many commentators expect fiscal and government spending restraint to hold back the economy, it is noteworthy that Japanese workers are enjoying buoyant income growth. One should expect the slowdown in consumption subsequent to this month's sales tax hike to be short in duration, especially since consumer debt has contracted markedly in the last five years.

Therefore, our problem with Japan lies not with the outlook for the economy, relatively lackluster though it may be, but rather with the corporate sector's ability to maintain its share of GDP as evidenced by corporate profits. Our recent visits to the country has left us less than optimistic, but we do believe that latent and self-evident balance sheet strength does leave room in highly specific instances for value enhancing financial restructuring.

Meanwhile, the public travails of Nomura Securities show the extraordinary shenanigans that constitute, or did constitute, every day economic life in Japan. If this was the "old" Japan, the process of deregulation and globalization is likely to be a prolonged and painful cleansing. Meanwhile the Nifty Fifty exporters march upwards buoyed by a weak yen and the dynamic developments in the global electronics industry.

HONG KONG

The Hong Kong stock market was notably weak during the first quarter with the MSCI Hong Kong Index declining -8.79% in U.S. dollars and -8.62% in Hong Kong dollars.

The market had ended the year in an overbought condition and continuous new evidence of U.S. economic strength dampened sentiment in Hong Kong due to the stock market's dependence on the interest rate sensitive property development sector. At the same time weakness was seen in the property investment stocks despite the widening of discounts to net asset values as year end revaluations reflected the heady "market" prices achieved in the second half of last year. It seems as if the stock market does not believe secondary Hong Kong commercial properties should be ascribed the yield of 4.5% currently prevailing. It is probably right.

Though good results from banks and property developers have done something to bring down Hong Kong's elevated historic ratings, one can't help thinking that there was an artificiality to the final quarter exuberance of last year.

With short-term rates in the United States unlikely to have peaked for some time yet, this overowned market is unlikely to make much upward progress in the months ahead without some help from the mainland's much vaunted wall of money.

AUSTRALIA

Despite further strength in the banking sector, the Australian stock market failed to progress in the first quarter, with the MSCI Australia Index declining -1.65% in U.S. dollars and -0.35% in Australian dollars.

The strength in the banking stocks came in spite of the run up in government bond yields and because of takeover speculation ahead of the publication of the findings of the Wallis Enquiry. Meanwhile, the resource majors marked time as investors digested the uninspiring combination of poor results and high ratings, though the zinc price plays reveled in that metal's meteoric rise. Meanwhile, the good relative and absolute performance of the building material and retail sectors closed out the little remaining value in this market.

However, one possible point of interest is News Corporation. It's that time in the cycle when Mr. Murdoch gets a little too expansive for the market's liking and with acquisitions substantially funded by paper, there is a stock overhang building up. On reported numbers, however, the stock does look anomalously cheap against its few peers.

Dominic Caldecott
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (86.6%)
  AUSTRALIA (3.1%)
      1,592,800    Brambles Industries Ltd.             $  26,185
      3,563,000    Coles Myer Ltd.                         16,759
      7,300,000    CSR Ltd.                                27,928
      1,861,873    North Ltd.                               6,057
                                                        ---------
                                                           76,929
                                                        ---------
  BELGIUM (0.5%)
        243,350    G.I.B. Holdings Ltd.                    11,177
          2,156    G.I.B. Holdings Ltd. VVPR (New)             97
                                                        ---------
                                                           11,274
                                                        ---------
  DENMARK (2.5%)
        190,000    Den Danske Bank A/S                     17,134
        222,500    Novo-Nordisk A/S, Class B               23,286
        400,500    Unidanmark A/S, Class A
                    (Registered)                           21,494
                                                        ---------
                                                           61,914
                                                        ---------
  FINLAND (0.7%)
        350,000    Huhtamaki Oy, Series 1                  17,176
        168,467    Merita Ltd., Class A                       578
                                                        ---------
                                                           17,754
                                                        ---------
  FRANCE (11.1%)
        290,500    Alcatel Alsthom                         35,081
        616,600    Banque Nationale de Paris               27,467
         16,110    Bongrain S.A.                            6,410
        160,900    Cie de Saint Gobain                     24,417
         95,349    Credit Lyonnaise CDI                     3,651
        419,300    Elf Aquitaine S.A.                      43,091
        203,200    Groupe Danone                           32,283
        471,900    Lafarge Coppee S.A.                     32,763
        116,800    PSA Peugeot Citroen S.A.                13,335
        230,400    Scor S.A.                                9,418
        255,000    Total S.A., Class B                     22,114
        761,568    Usinor Sacilor                          12,479
        178,150    Valeo S.A.                              12,000
                                                        ---------
                                                          274,509
                                                        ---------
  GERMANY (7.7%)
        673,100    BASF AG                                 25,784
        984,400    Bayer AG                                41,427
        500,000    Commerzbank AG                          14,478
        389,300    Hoechst AG                              15,788
         90,500    Karstadt AG                             31,331

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         30,135    Mannesmann AG                        $  11,517
         24,900    Varta AG                                 4,292
        333,900    VEBA AG                                 19,176
         40,000    Viag AG                                 18,968
         15,000    Volkswagen AG                            8,273
                                                        ---------
                                                          191,034
                                                        ---------
  HONG KONG (2.7%)
         90,600    China Light & Power Co., Ltd.              409
      8,396,242    Hong Kong Land Holdings Ltd.            19,480
     13,950,000    Jardine Strategic Holdings, Inc.        48,267
                                                        ---------
                                                           68,156
                                                        ---------
  ITALY (2.1%)
     11,591,000    Olivetti S.p.A.                          4,171
      1,262,000    Olivetti Group S.p.A. Di Risp              473
      2,265,100    Seat S.p.A.                                508
      8,887,000    Stet Di Risp (NCS)                      31,556
      6,800,000    Telecom Italia S.p.A. Di Risp
                    (NCS)                                  14,499
                                                        ---------
                                                           51,207
                                                        ---------
  JAPAN (18.0%)
      1,120,000    Aisin Seiki Co., Ltd.                   15,128
      1,000,000    Canon, Inc.                             21,434
        275,000    Chudenko Corp.                           7,273
      1,640,000    Daibiru Corp.                           15,918
      2,217,000    Daicel Chemical Industries Ltd.          7,980
      1,135,000    Daikin Industry Ltd.                     8,492
      1,067,000    Dainippon Ink & Chemical, Inc.           3,582
          4,000    East Japan Railway Co.                  16,338
      2,413,000    Fuji Photo Film Ltd.                    79,435
      2,700,000    Hitachi Ltd.                            24,022
      2,414,000    Kao Corp.                               26,359
        662,000    Kirin Brewery Co., Ltd.                  5,462
      1,461,000    Matsushita Electric Industries
                    Ltd.                                   22,807
         81,000    Murata Manufacturing Co., Ltd.           2,909
      3,580,000    Nichido Fire & Marine Insurance
                    Co., Ltd.                              19,343
          2,751    Nippon Telegraph & Telephone Corp.      19,381
      4,893,000    NKK Corp.                               10,290
        232,000    Ryosan Co.                               4,278
        152,000    Shionogi & Co., Ltd.                       891
        350,000    Sony Corp.                              24,487
      3,812,000    Sumitomo Marine & Fire Insurance
                    Co.                                    23,124

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  JAPAN (CONTINUED)
      2,041,000    Sumitomo Rubber Industries           $  12,876
        350,000    TDK Corp.                               24,063
      1,277,100    Toyo Seikan Kaisha Ltd.                 23,758
      1,341,000    Yamanouchi Pharmaceutical Co.           27,767
                                                        ---------
                                                          447,397
                                                        ---------
  NETHERLANDS (7.3%)
        348,900    ABN Amro Holdings N.V.                  23,999
        193,000    Akzo Nobel N.V.                         27,724
         84,436    Hollandsche Beton Groep N.V.            19,269
      1,272,700    ING Groep N.V.                          50,149
        271,100    Koninklijke Bijenkorf Beheer N.V.       20,454
        868,000    Philips Electronics N.V.                40,497
                                                        ---------
                                                          182,092
                                                        ---------
  NEW ZEALAND (0.6%)
      2,236,054    Fisher & Paykel Industries Ltd.          8,000
      3,255,306    Lion Nathan Ltd.                         7,734
        392,500    Smith City Group Ltd.                       --
                                                        ---------
                                                           15,734
                                                        ---------
  NORWAY (0.5%)
      2,765,000    Den Norske Bank ASA                     11,989
         86,000    Nycomed ASA, Class B                     1,284
                                                        ---------
                                                           13,273
                                                        ---------
  SINGAPORE (0.0%)
         44,000    Neptune Orient Lines Ltd.                   35
                                                        ---------
  SPAIN (3.1%)
         30,100    Grupo Duro Felguera S.A.                   319
      1,872,000    Iberdrola S.A.                          20,671
        616,500    Repsol S.A.                             25,747
      1,288,100    Telefonica de Espana S.A.               31,137
                                                        ---------
                                                           77,874
                                                        ---------
  SWEDEN (3.1%)
        207,070    Electrolux AB, Series B                 13,200
        429,300    Nordbanken AB                           14,824
         82,700    Pharmacia & Upjohn, Inc.                 3,185
        265,700    Skandia Forsakrings AB                   8,381
        476,300    S.K.F. AB, Class B                      12,525
        364,600    Sparbanken Sverige AB, Class A           6,779
        743,300    Svenska Cellulosa AB, Class B           16,732
         52,400    Svenska Handelsbanken, Class A           1,601
         36,460    Tornet Fastighets AB                       414
                                                        ---------
                                                           77,641
                                                        ---------
  SWITZERLAND (6.3%)
          2,605    Ascom Holdings AG (Bearer)               2,789
         32,170    Ciba Specialty Chemicals AG              2,660
                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         23,040    Forbo Holding AG (Registered)        $   9,493
         20,000    Holderbank Financiere Glarus AG,
                    Class B (Bearer)                       15,342
         35,240    Nestle S.A. (Registered)                41,259
            170    Novartis AG (Bearer)                       212
         32,000    Novartis AG (Registered)                39,711
         13,814    Schindler Holding AG
                    (Participating Certificates)           16,567
         18,250    Sulzer AG (Participating
                    Certificates)                          12,034
         23,250    Sulzer AG (Registered)                  15,266
                                                        ---------
                                                          155,333
                                                        ---------
  UNITED KINGDOM (17.3%)
      1,021,600    Associated British Foods plc             9,209
      1,267,400    Bank of Scotland                         6,682
      3,478,256    BAT Industries plc                      29,667
      1,934,300    British Telecommunications plc          14,175
      1,192,200    Burmah Castrol plc                      19,955
      4,628,118    Christian Salvesen plc                  21,812
        866,000    Chubb Security plc                       6,176
      2,393,863    English China Clays plc                  8,171
      6,511,200    Grand Metropolitan plc                  52,591
      2,551,400    Imperial Tobacco Group plc              17,523
      5,004,063    John Mowlem & Co. plc                    9,466
      2,452,590    Kwik Save Group plc                     12,447
        843,000    McAlpine (Alfred) plc                    2,247
      1,207,900    Peninsular & Oriental Steam
                    Navigation Co. plc                     12,290
      1,234,700    Racal Electronic plc                     5,880
      4,195,194    Reckitt & Colman plc                    56,279
        948,700    Redland plc                              5,618
      2,670,700    Rolls-Royce plc                         10,017
      2,579,778    Royal & Sun Alliance Insurance
                    Group plc                              18,970
        897,950    Scottish Hydro-Electric plc              5,332
      1,859,073    Southern Electric plc                   11,881
      2,638,702    Tate & Lyle plc                         18,839
      2,252,100    Unilever plc                            59,831
      3,500,000    WPP Group plc                           14,595
                                                        ---------
                                                          429,653
                                                        ---------
TOTAL COMMON STOCKS (Cost $1,695,732)                   2,151,809
                                                        ---------
PREFERRED STOCKS (2.5%)
  GERMANY (2.5%)
        149,600    RWE AG                                   5,399
         86,800    Spar Handels AG                          1,254
        125,000    Volkswagen AG                           54,254
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $28,233)                      60,907
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
CONVERTIBLE PREFERRED STOCKS (0.1%)
  HONG KONG (0.1%)
      1,863,000    Jardine Strategic Holdings, Inc.,
                    IDR, 7.50%, 5/07/97                 $   2,166
                                                        ---------
  NETHERLANDS (0.0%)
          1,506    ABN Amro Holdings N.V.                       6
          2,196    ING Groep N.V.                              11
                                                        ---------
                                                               17
                                                        ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,923)            2,183
                                                        ---------
TOTAL FOREIGN SECURITIES (89.2%) (Cost $1,725,888)      2,214,899
                                                        ---------
           FACE
         AMOUNT
          (000)
---------------
SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEMENT (3.0%)
$        75,738    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $75,751,
                    collateralized by U.S. Treasury
                    Bonds, 7.5%, due 11/15/16, valued
                    at $77,361 (Cost $75,738)              75,738
                                                        ---------
FOREIGN CURRENCY (7.3%)
  GBP    10,546    British Pound                           17,348
  DKK     2,584    Danish Krone                               407
   DEM  117,829    Deutsche Mark                           70,637
 ITL  2,074,564    Italian Lira                             1,244
 JPY  8,874,786    Japanese Yen                            71,782
  NLG    28,620    Netherlands Guilder                     15,261
  SGD       776    Singapore Dollar                           537
 ESP      6,561    Spanish Peseta                              46
  SEK    26,377    Swedish Krona                            3,503
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $180,373)                    180,765
                                                        ---------
TOTAL INVESTMENTS (99.5%) (Cost $1,981,999)             2,471,402
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.5%)
  Other Assets                                          1,308,767
  Liabilities                                           (1,297,132)
                                                        ---------
                                                           11,635
                                                        ---------
NET ASSETS (100%)                                       $2,483,037
                                                        ---------
                                                        ---------

                                                          VALUE
                                                          (000)
                                                        ---------
CLASS A:
NET ASSETS                                              $2,480,431
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 140,029,303 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $17.71
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,606
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 147,367 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $17.68
                                                        ---------
                                                        ---------

----------------------------------
CDI -- Certificate of Investment
IDR -- International Depositary Receipt
NCS -- Non Convertible Shares